EXECUTION VERSION FIRST AMENDMENT TO SUPPLY AGREEMENT THIS FIRST AMENDMENT TO SUPPLY AGREEMENT (this “Amendment”) is made and entered into as of the 24th day of May, 2018 (the “Effective Date”), by and between GATX Corporation, a corporation organized under the laws of the State of New York (“Buyer”), and Trinity Rail Group, LLC, a limited liability company organized under the laws of the State of Delaware (“Seller”) (collectively, the “Parties”, and each individually, a “Party”). W I T N E S S E T H: WHEREAS, Buyer and Seller are parties to that certain Supply Agreement, dated as of November 3, 2014 (the “Agreement”); and WHEREAS, Buyer and Seller wish to amend the Agreement as more specifically provided herein. NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. 2. Section 1 of the Agreement is hereby amended by deleting the reference to “March 13, 2020” and replacing it with “December 31, 2023”. 3. Section 2 of the Agreement is hereby amended by deleting the references to “eight thousand nine hundred fifty” and “8,950” and replacing them with “thirteen thousand seven hundred fifty” and “13,750”, respectively. 4. Subsections 5.1.3.1(a)(ii) and 5.2.4.1(a)(ii) of the Agreement are each deleted in their entirety and replaced with the following: [*****]1. 5. Section 5.1.3.2 of the Agreement is hereby amended by inserting the words [*****]. 6. Section 9.1.1 of the Agreement is hereby amended by inserting at the end of such Section the following: “The final Order Year during the Term of this Agreement shall be from March 14, 2019 through March 13, 2020. “Extension Year” means March 14, 2020 through March 13, 2021 for the first Extension Year, and thereafter each following period of twelve (12) consecutive months. The final Extension Year, while less than twelve (12) consecutive months, shall be from March 14, 2023 through December 31, 2023. 1 [*****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. US-DOCS\101676921.2

7. Section 9.1.2 of the Agreement is hereby deleted in its entirety and replaced with the following: 9.1.2. Buyer shall place orders for tank cars from Exhibit A that will be scheduled to Deliver at the rate of (i) [*****]2 tank cars per month between the months of August 2016 through December 2019, inclusive, and (ii) [*****] tank cars per month between the months of January 2020 through December 2023, inclusive (as applicable for any particular month, the “Monthly Order Quantity”) for a total of 10,950 tank cars (“Scheduled Cars”). 8. Section 9.1.3 of the Agreement is hereby amended by inserting the sentence “For clarity, Buyer shall have no obligation to order any Unscheduled Cars during the Term after the conclusion of the final Order Year, which shall conclude on March 13, 2020.” at end of such Section. 9. Section 9.2 of the Agreement is hereby deleted in its entirety and replaced with the following: 9.2. Production Slot Allocation for Scheduled Cars. Seller shall schedule (i) [*****] production slots in each month for the months of August 2016 through December 2019, inclusive, and (ii) [*****] production slots in each month for the months of January 2020 through December 2023, inclusive, for Scheduled Cars (“Allocated Production Slots”). Notwithstanding the foregoing or anything to the contrary contained in this Agreement, Seller will have no obligation to schedule more than (x) [*****] Allocated Production Slots in any one month for the months of August 2016 through December 2019, inclusive, or (y) [*****] Allocated Production Slots in any one month for the months of January 2020 through December 2023, inclusive, during the Term. For the avoidance of doubt, accepted Orders for Unscheduled Cars are not eligible for Allocated Production Slots and shall not impact the scheduling or Delivery of Scheduled Cars in accordance with Section 9.6.1. 10. Section 9.4 of the Agreement is hereby amended by (i) inserting the sentence “At the beginning of each Extension Year, Seller and Buyer shall mutually agree to a list totaling [*****] Railcars from Exhibit A for which Seller shall provide Buyer with monthly updates to Buyer’s Estimated Base Sales Price(s) during such Extension Year (the “Extension Monthly Price List”).” between the first and last sentences of such Section, and (ii) inserting the words “or the Extension Monthly Price List (as applicable)” after the reference to “Monthly Price List” in the last sentence of such Section. 11. The fourth sentence of Section 9.6.1 of the Agreement is hereby deleted in its entirety and replaced with the following: 2 [*****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. 2 US-DOCS\101676921.2

Seller shall Deliver at least [*****]3. 12. The reference “AND LAST LOOK” is hereby deleted from the heading to Section 15. 13. Section 15.3 of the Agreement is hereby deleted in its entirety. 14. The following is hereby added as a new Section 21.2.2 of the Agreement: 21.2.2 Notwithstanding anything to the contrary set forth in this Agreement, (i) Buyer may use Records in order to safely use, operate, repair, maintain, or modify any Railcar, to fabricate replacement parts and to perform engineering modelling for repair, maintenance or modification to any Railcar, and (ii) Buyer may disclose Records for any Railcar to (x) any subsidiary or affiliate of Buyer, (y) any prospective or actual Third Party purchaser of the Railcar from Buyer, or (z) any Third Party for the purpose of permitting such Third Party to safely use, operate, repair, maintain, or modify any Railcar, to fabricate replacement parts or to perform engineering modelling for repair, maintenance or modification to any Railcar. 15. Section 21.4 of the Agreement is hereby deleted in its entirety and replaced with the following: 21.4 Confidentiality. 21.4.1 For purposes of this Section 21.4, (x) “Seller’s Confidential Information” shall mean information regarding the Seller’s [*****] regards as proprietary and confidential, including, without limitation, [*****] and (4) Specification; (y) “Buyer’s Confidential Information” shall mean [*****]; and (z) “Confidential Information” shall mean (1) Seller’s Confidential Information when the Disclosing Party (as defined below) is Seller, (2) Buyer’s Confidential Information when the Disclosing Party is Buyer, and (3) terms of this Agreement redacted in the publicly available copy of this Agreement filed with the SEC. 21.4.2 In the course of performance hereunder, each of Buyer and Seller (with respect to Confidential Information disclosed by such Party, the “Disclosing Party”) will disclose to the other Party (the “Receiving Party”), whether in written, electronic, or oral form, Confidential Information that the Disclosing Party regards as proprietary and confidential. The Receiving Party agrees to hold the Confidential Information disclosed to it by or on behalf of the Disclosing Party in confidence, to take commercially reasonable precautions to protect such Confidential Information from disclosure and to use the Confidential 3 [*****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. 3 US-DOCS\101676921.2

Information only in connection with the performance of its obligations under this Agreement, in each case for a period of [*****]4 years from the date of disclosure. Subject to Section 21.4.6 hereof, the Receiving Party shall not disclose any Confidential Information to any of its employees unless such employees need to know such Confidential Information in order for the Receiving Party to perform its obligations or exercise its rights hereunder; provided, however, that the Receiving Party takes commercially reasonable precautions to prevent such employee from (i) disclosing Confidential Information to other employees who do not need to know such Confidential Information in order for the Receiving Party to perform its obligations or exercise its rights hereunder, and (ii) using Confidential Information in such employee’s business decisions that are unrelated to the Receiving Party’s performance of its obligations or exercise of its rights under this Agreement. Notwithstanding the foregoing, Buyer shall be permitted to disclose the prices paid by Buyer for Railcars under this Agreement to its employees, Affiliates, Representatives or Third Parties (excluding customers, other than pursuant to Rule 107) where Buyer reasonably believes it is necessary in connection with the operation of its business, e.g., Rule 107 calculations, request of Buyer’s lender, etc.; provided, that Buyer shall only disclose such pricing information to the extent necessary to satisfy such business requirements. 21.4.3 Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information to any of its legal, financial or tax planning representatives (“Representatives”) who need to know such Confidential Information in order for the Receiving Party to carry out its obligations or enforce its rights hereunder and who have been informed of such obligations, and the Receiving Party shall advise such Representatives to abide by this Section 21.4. Each Party shall be responsible for any action or failure to act that would constitute a breach or other violation of this Section 21.4 by its Representatives. 21.4.4 From and after the Effective Date, the Margin Schedule may not be disclosed to any of Buyer’s directors, officers, employees or Representatives who are not members of Buyer’s Clean Team. For purposes of this Agreement, “Buyer’s Clean Team” shall mean those officers, directors or employees of Buyer identified by title or Buyer’s Representatives, in each case as reasonably agreed to by the Parties prior to the Effective Date, but at a minimum, Buyer’s Clean Team shall always consist of at least Buyer’s highest ranking legal, finance and compliance officers; provided, that (a) Buyer may remove individuals from Buyer’s Clean Team at any time and from time to time without advance notice to Seller, and (b) in the event Buyer desires to add any individuals to Buyer’s Clean Team subsequent to the date hereof, Buyer shall provide Seller with the name and title of such individuals, and such individuals will only be added to Buyer’s Clean Team with Seller’s written approval. 4 [*****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. 4 US-DOCS\101676921.2

Upon the request of one Party to the other Party, the Parties shall enter into a Confidentiality Agreement substantially in the form of the Parties’ Confidentiality Agreement, dated as of September 12, 2014 (the “Margin Schedule Review Confidentiality Agreement”) in order to facilitate the consideration, evaluation and negotiation of any adjustments to the Margin Schedule as contemplated in Section 5.4 of this Agreement (“Margin Schedule Review”). Notwithstanding the foregoing, provided that the Parties have first entered into the Margin Schedule Review Confidentiality Agreement, the provisions of this Section 21.4.1 related to the Buyer’s Clean Team shall not apply with respect to, and during the pendency of, the Margin Schedule Review. 21.4.5 Seller’s Standard Manufacturing Cost and Seller’s actual cost for Railcars, or any component thereof, shall only be disclosed to Buyer’s Third Party Reviewer as set forth in Exhibit G. 21.4.6 Confidential Information does not include information that: (i) the Receiving Party can demonstrate was in its possession prior to being disclosed by the Disclosing Party hereunder and the source of the information was not under an obligation of confidentiality to the Disclosing Party; (ii) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party, generally known to the public; (iii) is rightfully obtained from a Third Party not bound under an obligation of confidentiality to the Disclosing Party; or (iv) is independently developed by the Receiving Party without reference to or use of any Confidential Information. The foregoing restrictions on disclosure of Confidential Information do not apply to any disclosure of Confidential Information with respect to which the Receiving Party is advised by legal counsel that such disclosure is necessary or compelled (a) under the federal securities laws or other applicable law, or by the rules and regulations of the Securities and Exchange Commission (the “SEC”) or of any stock exchange on which the Receiving Party’s stock is listed, or (b) pursuant to the terms of any deposition, interrogatory, formal litigation discovery request, subpoena, civil investigative demand, court order or similar process to which the Receiving Party is subject; provided, that the Receiving Party notifies the Disclosing Party (x) as promptly as reasonably possible following its determination that such disclosure is necessary or compelled under sub-clause (a) above, and (y) as promptly as reasonably possible after service of such legal process and to the extent legally permissible so that the Disclosing Party may seek an appropriate protective order, confidential treatment, or other remedy. In the event the Receiving Party is required or compelled to disclose Confidential Information pursuant to the immediately preceding sentence, the Receiving Party may disclose only that portion of such Confidential Information with respect to which the Receiving Party has been advised by its counsel is required or compelled to be disclosed. 5 US-DOCS\101676921.2

21.4.7 Upon the request of the Disclosing Party following the expiration or termination of this Agreement, the Receiving Party will return or destroy all of the Disclosing Party’s Confidential Information, except that the Receiving Party may retain Confidential Information of the Disclosing Party that is (i) necessary in connection with the enforcement of the Receiving Party’s rights under this Agreement, (ii) required to be maintained by the Receiving Party’s internal document retention policies or (iii) contained in an archived computer system backup in accordance with the Receiving Party’s security or disaster recovery procedures; provided, that any such retained or archived Confidential Information shall remain subject to the provisions of this Section 21.4 for so long as it is maintained or archived; provided, further, a Receiving Party’s legal or IT employees may access such retained or archived Confidential Information solely to the extent necessary to perform their respective functions described under this Section 21.4.7. 21.4.8 Except as may be required by the federal securities laws or other applicable law, or by the rules and regulations of the SEC or of any stock exchange on which a Party’s stock is listed, no Party will make public the existence or content of this Agreement or the negotiations leading to or pursuant to this Agreement without the prior written consent of the other Party; provided, that no Party will be prohibited from disclosing the general nature of the business relationship established hereby at any time; provided, further, that the Parties agree that Buyer shall be permitted to file a copy of this Agreement with the SEC and in connection therewith shall request confidential treatment for certain portions of this Agreement and certain of the Exhibits attached hereto as agreed by the Parties. 16. The addresses for notices under Section 21.10 of the Agreement are hereby updated as follows: If to Seller: Trinity Rail Group, LLC 2525 N. Stemmons Freeway Dallas, TX 75207 Attn: Steven Barnett Fax: 214.589.8819 Email: Steve.Barnett@trin.net If to Buyer: [from the Effective Date to October 7, 2018] GATX Corporation 222 West Adams Street Chicago, IL 60606 Attn: VP Fleet Management Fax: (312) 499-7536 Email: vp-fpm@gatx.com 6 US-DOCS\101676921.2

[from and after October 8, 2018] GATX Corporation 233 S. Wacker Drive Chicago, IL 60606 Attn: VP Fleet Management Fax: (312) 499-7536 Email: vp-fpm@gatx.com [For notices to the Parties’ respective legal counsel:] If to Seller: Trinity Industries, Inc. 2525 N. Stemmons Freeway Dallas, TX 75207 Attn: Chief Legal Officer If to Buyer: [from the Effective Date to October 7, 2018] GATX Corporation 222 West Adams Street Chicago, IL 60606 Attn: Associate General Counsel, Rail Fax: (312) 621-6648 Email: Brian.Glassberg@gatx.com [from and after October 8, 2018] GATX Corporation 233 S. Wacker Drive Chicago, IL 60606 Attn: Associate General Counsel, Rail Fax: (312) 621-6648 Email: Brian.Glassberg@gatx.com 17. Effective as of January 1, 2020, with respect to Scheduled Cars with Allocated Production Slots for the months of January 2020 through December 2023, inclusive, Exhibit A of the Agreement will be deleted in its entirety and replaced with the version of Exhibit A attached hereto as Attachment 1; provided, however, Exhibit A of the Agreement shall not be deleted for purposes of any remaining Unscheduled Cars that must be ordered by Buyer between the Effective Date of this Amendment and the expiration of the final Order Year. 18. Exhibits E, F, G, H, J and L of the Agreement are hereby amended by inserting the words “, as amended” following each reference to “November 3, 2014”. 19. Exhibit G of the Agreement is hereby amended by deleting Section 1(b) of such Exhibit and replacing it with the following: 7 US-DOCS\101676921.2

(b) Buyer may initiate a Third Party Review after the first Order Year of this Agreement. Thereafter, Buyer may request [*****]5. 20. The Parties hereby agree to amend that certain Amended and Restated Margin Schedule, dated as of January 30, 2017 (the “Second Amended Margin Schedule”), which shall be contemporaneously executed and delivered by the Parties together with this Amendment. This Amendment shall not become effective until the Second Amended Margin Schedule has been executed and delivered by the Parties. 21. Miscellaneous. (a) Except as expressly amended and supplemented by this Amendment, the provisions of the Agreement (including all Schedules and Exhibits thereto) are made effective or are ratified and confirmed and remain in full force and effect, whichever the case may be. (b) This Amendment may be executed in several counterparts and via facsimile (or other form of electronic transmission, including email), all of which taken together shall constitute one single agreement between the Parties hereto. [Signature Page Follows] 5 [*****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. 8 US-DOCS\101676921.2

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the Effective Date. GATX CORPORATION By: Name: Thomas Ellman Title: Executive Vice President & President, Rail North America TRINITY RAIL GROUP, LLC By: Name: Paul Mauer Title: Senior Vice President and Chief Operations Officer [Signature Page to First Amendment to Supply Agreement] US-DOCS\101676921.2

Attachment 1 Exhibit A [*****]6 6 [*****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. US-DOCS\101676921.2